Exhibit 10.44
OMNIBUS AMENDMENT NO. 2 TO BASIC DOCUMENTS
(ALLY-CARVANA FLOW)

OMNIBUS AMENDMENT NO. 2, dated as of January 4, 2018 (this “Amendment”), among CARVANA, LLC, an Arizona limited liability company (“Carvana” or the “Seller”) CARVANA AUTO RECEIVABLES 2016-1 LLC, a Delaware limited liability company, as Transferor (the “Transferor”), ALLY BANK, a Utah chartered bank, as a Purchaser (in such capacity, a “Purchaser”), and ALLY FINANCIAL INC., a Delaware corporation, as a Purchaser (in such capacity, a “Purchaser” and, together with Ally Bank, the “Purchasers”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Collateral Custodian (the “Collateral Custodian”) and BRIDGECREST CREDIT COMPANY, LLC, an Arizona limited liability company (the “Servicer”). Capitalized terms used but not defined herein shall have the meanings assigned to them in Appendix A to the Amended and Restated Master Purchase and Sale Agreement, dated as of March 6, 2017, as amended by the First Amendment, dated as of September 14, 2017 and by the Second Amendment, dated as of November 3, 2017 (the “Master Purchase and Sale Agreement”), among the Transferor, Ally Financial Inc. (“Ally Financial”) and Ally Bank.
RECITALS:
WHEREAS, (i) Carvana and the Transferor are parties to the Amended and Restated Master Sale Agreement, dated as of March 6, 2017 as amended by Omnibus Amendment No. 1 to Basic Documents (Ally-Carvana Flow) dated as of November 3, 2017 (as amended, supplemented, restated or otherwise modified to the date hereof, the “Master Sale Agreement”), (ii) the Transferor, Ally Financial and Ally Bank are parties to the Master Purchase and Sale Agreement, and (iii) the Transferor, the Seller, the Servicer, the Collateral Custodian, Ally Financial and Ally Bank are parties to the Collateral Custodian Agreement, dated as of December 29, 2016, as amended by the First Amendment, dated as of March 6, 2017, by the Second Amendment, dated as of August 10, 2017 and by Omnibus Amendment No. 1 to Basic Documents (Ally-Carvana Flow) dated as of November 3, 2017 (as amended, supplemented, restated or otherwise modified to the date hereof, the “Collateral Custodian Agreement”); and
WHEREAS, the parties hereto wish to amend the Master Sale Agreement, the Master Purchase and Sale Agreement, and the Collateral Custodian Agreement in certain respects.
NOW, THEREFORE, intending to be bound, the parties hereto agree as follows:
ARTICLE I
AMENDMENTS TO MASTER SALE AGREEMENT
Section 1.01    Amendment to Section 6.20(k) (Compliance with System Description). Section 6.20(k) of the Master Sale Agreement is hereby deleted in its entirety and replaced with the following:
“(k) Compliance with System Description. It will, and will cause the Collateral Custodian, E-Vault Provider and, to the extent applicable to the then-applicable E-Vault System, E-Sign Provider to, at all times comply in all material respects with the System Description with respect to matters related to the perfection in the Receivables and the Purchased Receivables by “control” (as such term is used in Section 9-105 of the UCC).”
Section 1.02    Amendment to the Exhibits. The system descriptions attached hereto as Exhibit 1 are hereby attached to and incorporated into the Master Sale Agreement as Exhibit D.

Section 1.03    No Other Amendments to the Master Sale Agreement. Except as expressly set forth in Sections 1.01 and 1.02, the provisions of the Master Sale Agreement are and shall remain in full force and effect.
ARTICLE II
AMENDMENTS TO COLLATERAL CUSTODIAN AGREEMENT
Section 2.01    Amendment to Section 1.1. The definition of E-Vault System in Section 1.1 of the Collateral Custodian Agreement is hereby deleted in its entirety and replaced with the following:
“E-Vault System: shall mean (x) prior to the E Sign Transition Period, the “eOriginal, Inc. Authoritative Copy System” maintained by the E-Vault Provider, (y) during the E-Sign Transition Period, (i) the “eOriginal, Inc. Authoritative Copy System” maintained by the E-Vault Provider with respect to Electronic Contracts originated on such system or (ii) the “Authoritative Copy integrated with eOriginal Vaulting” provided by E-Sign Provider and maintained by the E-Sign Provider and the E-Vault Provider with respect to Electronic Contracts originated on such system and (z) after the E Sign Transition Period, the “Authoritative Copy integrated with eOriginal Vaulting” provided by E-Sign Provider and maintained by the E-Sign Provider and the E-Vault Provider.”
Section 2.02    Amendment to Section 2.7(h). Section 2.7(h) of the Collateral Custodian Agreement is hereby deleted in its entirety and replaced with the following:
“(h)    The Collateral Custodian shall not be responsible for the acts or omissions of the Servicer, the Transferor, the Seller, the Purchasers, the E-Sign Provider, the E-Vault Provider, or any other Person, and may assume compliance by such parties with their obligations under this Agreement or any related agreements, unless an Authorized Signatory of the Collateral Custodian shall have received written notice to the contrary. The parties acknowledge and agree that in making statements herein regarding “control” of the Contracts which are Electronic Contracts, the Collateral Custodian is relying on, and shall be entitled to conclusively rely on, representations and covenants from the E-Sign Provider and the E-Vault Provider regarding the E-Vault System and the various criteria constituting “control” (within the meaning of Section 9-105 of the UCC).”
Section 2.03    Amendment to the Schedules. The system descriptions attached hereto as Exhibit 1 are hereby attached to and incorporated into the Collateral Custodian Agreement as Schedule C.
Section 2.04    No Other Amendments to Collateral Custodian Agreement. Except as expressly set forth in Sections 2.01, 2.02, and 2.03, the provisions of the Collateral Custodian Agreement are and shall remain in full force and effect.
ARTICLE III
AMENDMENTS TO MASTER PURCHASE AND SALE AGREEMENT
Section 3.01    Amendment to Section 7.19(l) (Compliance with System Description). Section 7.19(l) of the Master Purchase and Sale Agreement is hereby deleted in its entirety and replaced with the following:
“(l) Compliance with System Description. It will, and will cause the Collateral Custodian, E-Vault Provider and, to the extent applicable to the then-applicable E-Vault System, E-Sign Provider to, at all times comply in all material respects with the System Description with respect to matters related to the perfection in the Receivables and the Purchased Receivables by “control” (as such term is used in Section 9-105 of the UCC).”

Section 3.02    Amendment to the Exhibits. The system descriptions attached hereto as Exhibit 1 are hereby attached to and incorporated into the Master Purchase and Sale Agreement as Exhibit G.
Section 3.03    Amendments to Appendix A (Definitions).
(a)    Appendix A to the Master Purchase and Sale Agreement is hereby amended by deleting the System Description definition in its entirety and replacing it with the following:
“System Description” means (a) prior to the E Sign Transition Period, the written description of the eOriginal e-contract system attached to the Master Purchase and Sale Agreement as Exhibit F, (b) during the E-Sign Transition Period, either (i) the written description of the eOriginal e-contract system attached to the Master Purchase and Sale Agreement as Exhibit F or (ii) the written descriptions of the eOriginal, Inc. Authoritative Copy System Description and the DocuSign System Description Authoritative Copy attached the Master Purchase and Sale Agreement as Exhibit G, and (c) after the E Sign Transition Period, the written descriptions of the eOriginal, Inc. Authoritative Copy System Description and the DocuSign System Description Authoritative Copy attached the Master Purchase and Sale Agreement as Exhibit G.
(b)    The following definitions are hereby added to Appendix A to the Master Purchase and Sale Agreement in their proper alphabetical order:
“E-Sign Provider” shall mean DocuSign, Inc.
“E Sign Transition Period” shall mean the period beginning on November 29, 2017 and ending on December 4, 2017 or such other day as the Transferor shall specify in writing to the Purchasers.
“E-Vault System” shall have the meaning set forth in the Custodial Agreement.
Section 3.04    No Other Amendments to Master Purchase and Sale Agreement. Except as expressly set forth in Sections 3.01, 3.02, and 3.03, the provisions of the Master Purchase and Sale Agreement are and shall remain in full force and effect.
ARTICLE IV
MISCELLANEOUS PROVISIONS.
Section 4.01    Condition to Effectiveness. This Amendment shall become effective as of the date first written above when a signed counterpart to this Amendment shall have been duly executed and delivered by each of the parties hereto.
Section 4.02    Representations and Warranties. The representations and warranties of the Seller, the Transferor, the Servicer and the Collateral Custodian contained in the Basic Documents shall be true and correct in all material respects as of the effective date of this Amendment.
Section 4.03    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Amendment contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings other than any fee letter contemplated hereby.
Section 4.04    Governing Law. This Amendment and the rights and obligations of the parties hereunder will be governed by and interpreted in accordance with the laws of the State of New York, without regard to the principles of conflicts of laws thereof or of any other jurisdiction other than Section 5-1401 and Section 5-1402 of the New York General Obligations Law, and the obligations, rights and remedies of the parties under this amendment shall be determined in accordance with such laws. Each of the parties hereto hereby agrees to the non- exclusive jurisdiction of the courts of the state of New York, located in the borough of Manhattan and the federal courts located within the state of New York in the borough of Manhattan. Each of the parties hereto hereby waives any objection based on forum non conveniens, and any objection to venue of any action instituted hereunder in any of the aforementioned courts and consents to the granting of such legal or equitable relief as is deemed appropriate by such court.
Section 4.05    WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY REQUIREMENTS OF LAW, EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.
Section 4.06    Effect of Headings. The section headings herein are for convenience only and shall not affect the construction hereof.
Section 4.07    Ratification of Agreements. As amended by this Amendment, each of the Master Sale Agreement, the Collateral Custodian Agreement and the Master Purchase and Sale Agreement is in all respects ratified and confirmed and each of the Master Sale Agreement, the Collateral Custodian Agreement and the Master Purchase and Sale Agreement as so amended by this Amendment shall be read, taken and construed as one and the same instrument. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as or constitute a waiver of any other right, power or remedy of any of the parties under the Master Sale Agreement, the Collateral Custodian Agreement and the Master Purchase and Sale Agreement or any other Basic Document.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Omnibus Amendment No. 2 to be duly executed by their respective officers effective as of the day and year first above written.

CARVANA AUTO RECEIVABLES 2016-1, LLC,
as Transferor

By:	/s/ Paul Breaux
Name:	Paul Breaux
Title:	Vice President

CARVANA, LLC,
as Seller

By:	/s/ Paul Breaux
Name:	Paul Breaux
Title:	Vice President

[SIGNATURES CONTINUE]

ALLY BANK,
as Purchaser

By:	/s/ D. P. Shevsky
Name:	D. P. Shevsky
Title:	Chief Risk Officer

ALLY FINANCIAL INC.,
as Purchaser

By:	/s/ D. T. Rowe
Name:	D. T. Rowe
Title:	Sr. Vice President

[SIGNATURES CONTINUE]

BRIDGECREST CREDIT COMPANY, LLC,
as Servicer

By:	/s/ Paul Kaplan
Name:	Paul Kaplan
Title:	President

[SIGNATURES CONTINUE]

SOLELY WITH RESPECT TO ARTICLE II

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Collateral Custodian

By:	/s/ Jeanine C. Casey
Name:	Jeanine C. Casey
Title:	Vice President

EXHIBIT 1 TO OMNIBUS
AMENDMENT NO. 2
SYSTEM DESCRIPTIONS

[Schedule D to Master Sale Agreement]
[Schedule G to Master Purchase and Sale Agreement]